UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON,

DC 20549

FORM
8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 15, 2020

Orchid Island Capital, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland
001-35236
27-3269228
(State or Other Jurisdiction of
Incorporation)
(Commission File Number) (IRS Employer Identification No.)

3305 Flamingo Drive
,
Vero Beach
,
Florida
32963

(Address of Principal Executive Offices) (Zip

Code)

Registrant’s telephone number,

including area code
(
772
)
231-1400

N/A

(Former Name or Former Address, if Changed Since Last

Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions:
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e

-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the

Act:

Title of each class:
Trading symbol:

Name of each exchange on

which registered:
Common Stock, par value $0.01 per share
ORC
NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the

Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☐

If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period
for complying with any new or revised financial accounting

standards provided pursuant to Section 13(a) of the

Exchange
Act.

☐

ITEM 8.01.

OTHER EVENTS.

On December 15, 2020,

Orchid Island Capital, Inc.

(the “Company”) announced

that the Board of

Directors of the Company
declared a dividend for

the month of December

2020 of $0.065 per

share to be paid on

January 27, 2020 to

holders of record
on December 31, 2020,

with an ex-dividend

date of December 30,

2020. In addition, the

Company announced certain

details
of its RMBS portfolio

as of November

30, 2020 as well

as certain other

information regarding the

Company.

A copy of

the
Company’s press

release announcing

the dividend

and the

other information

regarding the

Company is

attached hereto

as
Exhibit 99.1 and incorporated herein by this reference.

Caution About Forward-Looking Statements.

This Current Report on Form 8-K contains forward

-looking statements within the meaning of the Private Securities Litigation
Reform Act

of 1995

and other

federal securities

laws, including,

but not

limited to,

statements about

the Company’s
distributions. These forward-looking statements are based upon the Company’s present expectations, but the

Company cannot
assure investors that actual

results will not vary

from the expectations contained

in the forward-looking statements.

Investors
should not

place undue

reliance upon

forward looking

statements. For

further discussion

of the

factors that

could affect
outcomes, please refer to the “Risk Factors” section

of the Company's most recent Annual Report

on Form 10-K for the fiscal
year ended December 31, 2019 and Quarterly Report on Form 10-Q for the three months ended March 31, 2020.

All forward-
looking statements speak only as of the date on which they

are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect the Company. Except as required by law, the Company is not obligated to, and

does not

intend to,

update or

revise any forward

-looking statements,

whether as

a result of

new information,

future
events or otherwise.

ITEM 9.01. FINANCIAL STATEMENTS

AND EXHIBITS.

(d)

Exhibits

Exhibit No. Description
99.1
Press Release dated December 15, 2020
104
Cover Page Interactive Data File (embedded within the

Inline XBRL
document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2020

ORCHID ISLAND CAPITAL,

INC.
By: /s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer